THE DLB FUND GROUP




  Supplement to the Prospectus dated June 11, 2001, as revised August 15, 2001
                             Dated October 26, 2001



THE FOLLOWING LANGUAGE SUPPLEMENTS THE PROSPECTUS OF THE DLB FUND GROUP AT PAGE 56.

INVESTING IN THE FUNDS

You may purchase or sell shares in The DLB Fund Group directly, or through a financial intermediary such as a broker or investment adviser or other organization that provides record keeping and/or consulting services such as a fund supermarket or an employee benefit plan. The following information describes how you may invest in The DLB Fund Group directly. If you invest in The DLB Fund Group through a financial intermediary such as a fund supermarket, an employee benefit plan or other financial intermediary, the financial intermediary may charge you a fee for this service. Additionally, your financial intermediary may be the shareholder of record for your shares, and The DLB Fund Group is not responsible for the obligations of the financial intermediary to you. Your financial intermediary may provide you with additional program materials that detail other services, minimum investment requirements, fees or policies that apply to your investments. Please consult these materials and your financial intermediary for information regarding your investment in The DLB Fund Group through a financial intermediary.

Any Fund of The DLB Fund Group may periodically close to new purchases of shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders. Additionally, each Fund and its agents reserve the right to: waive or change minimum investment requirements; refuse any purchase order; redeem your shares if your account balance falls below minimum investment requirements as a result of redemptions; or to otherwise modify the conditions of purchase or provision of services.